Exhibit 99.1

Benson Hill Investor Day Highlights Innovation-based Growth Strategy

Company expects to be free cash flow1 positive in 2025 based on revenues of more than $500 million and consolidated gross margins in excess of 25 percent

Unveils product pipeline for innovative, next-generation ingredient products.

Announces partnerships with Kellogg’s MorningStar Farms® plant-based brand and Denofa, a leading protein producer in Scandinavia, to access the Northern European aquaculture feed market.

ST. LOUIS, MO – April 5, 2022 – Benson Hill, Inc. (NYSE: BHIL, the “Company” or “Benson Hill”), a food tech company unlocking the natural genetic diversity of plants, will host its 2022 Investor Day today to demonstrate how its unique innovations can meet the growing demand for plant-based ingredients in food, animal nutrition, and edible oil markets. The in-person event at Benson Hill’s headquarters in St. Louis, Missouri includes presentations, tours, exhibits, and discussions with Matt Crisp, Chief Executive Officer, Dean Freeman, Chief Financial Officer, Jason Bull, Chief Technology Officer and other members of leadership in an insightful and engaging format to highlight Benson Hill’s growth strategy, sustainable business model, and financial outlook.

“Benson Hill’s recent accomplishments have set the stage for an exciting future as a leading integrated food technology company,” said Matt Crisp, Chief Executive Officer of Benson Hill. “We have a remarkable opportunity ahead of us to leverage the natural genetic potential of plants to create food options that are more nutritious, sustainably produced, and affordable. Our vision is food made better from the beginning, which we are realizing today through the commercialization of our proprietary ingredient portfolio. By leveraging CropOS®, our dedicated team has also developed an innovative product pipeline that gives us confidence we are on track to help set the pace of innovation in food for years to come. We believe we have the right technology, products, people, and purpose to be a leader across multiple attractive market categories and, in the process, generate significant shareholder value.”

At today’s event, Benson Hill will highlight its:

•Technology advantage: The Company will provide an overview of its competitive advantages with its existing portfolio of soy-based products and will unveil plans to strengthen Benson Hill’s competitive position with a robust and innovative pipeline of new ingredient products in soy and yellow pea over the coming years.

•Business execution: Led by Bruce Bennett, Benson Hill’s President of its Ingredients Business segment, the Ingredients operations and commercial teams are executing a strategy focused on market share growth with a portfolio of proprietary soy ingredients in the food, oil, and aquaculture markets. The value proposition of elevated protein levels and sustainability benefits in its Ultra-High Protein soy products recently led to the establishment of partnerships with Kellogg’s MorningStar Farms® brand, a leading brand of plant-based foods, as well as Denofa, a leading protein producer for Northern European animal feed markets.

•Novel Supply Chain Sustainability Benefits: The Company will feature its CleanCRUSH™ ingredients that seamlessly enable novel sustainability benefits within CPG supply chains. CleanCRUSH™ ingredients derived from Benson Hill’s Ultra-High Protein soybeans reduce the need for costly energy- and water-intensive processing steps traditionally required for many plant-based consumer products as well as aquaculture feed.

•Targets for Revenue Growth, Gross Margin Expansion, and Profitability in 2025: The Company expects the execution of the planned expansion of its proprietary soy ingredient portfolio to result in positive EBITDA and free cash flow1 in 2025. Underpinning the expected achievement of this milestone are consolidated revenues anticipated to be greater than
1 The Company defines free cash flow as net cash used in operating activities less capital expenditures.

$500 million, with proprietary revenues within the Ingredients segment above $350 million, and expected consolidated gross margins in excess of 25 percent.

•Commitment to effective capital allocation and a strong balance sheet: Management believes the Company is on solid financial footing with cash on hand to fund the execution of the business plan into 2024, through multiple value inflection points.

A live video webcast of today's Benson Hill Investor Day executive management presentations is accessible via the Company's website at Benson Hill Investor Relations under “Events & Presentations.” The webcast portion of the conference will begin at 9:35 a.m. CT and continue until approximately 12:00 p.m. CT at https://bensonhill.zoom.us/j/97784009681. A replay of the webcast will be accessible following the completion of the event.

About Benson Hill
Benson Hill moves food forward with the CropOS® platform, a cutting-edge food innovation engine that combines data science and machine learning with biology and genetics. Benson Hill empowers innovators to unlock nature’s genetic diversity from plant to plate, with the purpose of creating nutritious, great-tasting food and ingredient options that are both widely accessible and sustainable. More information can be found at bensonhill.com or on Twitter at @bensonhillinc.

Use of Non-GAAP Financial Measures
In this press release, the Company refers to non-GAAP performance measures. The Company uses these non-GAAP financial measures to facilitate management's financial and operational decision-making, including evaluation of the Company’s historical operating results. The Company’s management believes these non-GAAP measures are useful in evaluating the Company’s operating performance and are similar measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results, together with any applicable reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s performance for the periods presented. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company's definition of these non-GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company's reported results of operations, management strongly encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release and investor day event may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding: the Company’s currently expected guidance regarding its financial and operating performance through and including 2025, including expectations about achieving certain EBITDA margins and becoming free cash flow positive in 2025 and expectations regarding levels of consolidated revenues, proprietary revenues within the Ingredients segment, and consolidated gross margins in 2025; expectations regarding the sufficiency of its cash on hand and cash usage; statements regarding the expected future performance of the Company’s products, technology and integrated business model; statements regarding anticipated benefits of the Company’s relationships with Kellogg’s MorningStar Farms® brand and Denofa; any financial or other information based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations; the Company’s strategies and plans for growth; the Company’s, positioning, resources, capabilities, and expectations for future performance; estimates and forecasts of financial and other performance metrics; projections of market opportunity; and the Company’s outlook and financial and other guidance. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the Company’s ability to achieve anticipated benefits of new and potential relationships with third parties, including Kellogg’s MorningStar Farms® brand and Denofa, and business combinations, which may be affected by, among other things, competition; the ability of the Company to grow and achieve growth profitably, including continued access to the capital resources necessary for growth; the ability to deploy capital, including capital raised in the Company’s recent PIPE transaction, in a manner that furthers Benson Hill’s growth strategy; risks relating to the Company’s ability to execute its business plans and leverage its technology; risks associated with maintaining relationships with customers, suppliers and strategic partners; risks associated with the Company’s ability to successfully manage leadership and organizational changes; risks associated with retaining key members of its management team; risks associated with the Company’s transition to becoming a public company; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Forward-looking statements are also subject to the risks and other issues described above under “Use of Non-GAAP Financial Measures,” which could cause actual results to differ materially from current expectations included in the Company’s forward-looking statements included in this press release. The forward-looking statements included in this press release are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved, including without limitation any expectations about our operational and financial performance or achievements through and including 2025. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law.

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Media Contact
Benson Hill
Melanie Bernds
314-605-6363
mbernds@bensonhill.com
Media Kit

Investor Contact
Ruben Mella
314-714-6313
rmella@bensonhill.com